MIDAS DISCOVERY Ticker: MIDSX	MIDAS SPECIAL OPPORTUNITIES Ticker: MISEX

October 22, 2026

This supplement (“Supplement”) to the Funds’ Summary Prospectuses and Prospectus (“Prospectuses”), each dated April 30, 2026, provides information a prospective investor ought to know before investing and should be retained for future reference.  The Prospectuses dated April 30, 2026 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling 800-400-6432.

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This Supplement provides an additional fee table that supplements the sections of the Prospectuses entitled “Fees and Expenses of the Fund.” The fee table provided in this Supplement does not replace or amend the existing fee tables, which remain in effect as currently disclosed in the Prospectuses. No changes have been made to the fees and expenses of the Funds as disclosed in the Prospectuses of the Funds.

Midas Discovery

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses
Interest Expense and Fees from the Use of Leverage[1]	0.51%
Dividends on Short Sales	0.00%
All Other Expenses	1.71%
Total Other Expenses	2.22%
Total Annual Fund Operating Expenses	3.47%
Less Fee Waivers/Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses after Fee Waivers/Expense Reimbursements	3.47%

1 “Interest Expense and Fees from the Use of Leverage” reflect interest expense and other fees incurred in connection with the Fund’s use of borrowing and other financing arrangements. The amount of interest expense and fees incurred will vary based on the Fund’s use of leverage, including the amount, duration and cost of such leverage.

Midas Special Opportunities

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.93%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses
Interest Expense and Fees from the Use of Leverage[2]	0.81%
Dividends on Short Sales	0.00%
All Other Expenses	1.45%
Total Other Expenses	2.26%
Total Annual Fund Operating Expenses	3.44%
Less Fee Waivers/Expense Reimbursements	0.00%
Total Annual Fund Operating Expenses after Fee Waivers/Expense Reimbursements	3.44%

2 “Interest Expense and Fees from the Use of Leverage” reflect interest expense and other fees incurred in connection with the Fund’s use of borrowing and other financing arrangements. The amount of interest expense and fees incurred will vary based on the Fund’s use of leverage, including the amount, duration and cost of such leverage.

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For more information about Midas Series Trust, please review the Prospectuses located at www.MidasFunds.com/documents or call 800-400-6432 for the Prospectuses.

Please keep this Supplement with your records.